EXHIBIT 10.53

ADDENDUM #2 TO PROMISSORY NOTE

June 15, 2015

This Addendum #2 to the Promissory Note dated April 15, 2014 between Steven Frye and Elite Data Services, Inc. (collectively “the Parties”) is to allow conversion of the principal balance of the Note including outstanding interest to be payable into Common Stock of the Company at the fair value of the closing stock price calculated as of the date of this Addendum #2.

By:	/s/ Charles Rimlinger
Charles Rimlinger, Chief Executive Officer

By:	/s/ Steven Frye
Steven Frye, Lender

Dated: June 15, 2015

NOTICE OF CONVERSION

The undersigned, the holder of the Promissory Note dated April 15, 2014 with principal and accrued interest amounting to Fifteen Thousand Two Hundred Five and Ninety-One Cents ($15,205.91) hereby surrenders such Note for conversion into One Hundred Eight Thousand Six Hundred Fourteen (108,614) Shares of the Restricted Common Stock of Elite Data Services, Inc., in exchange of the principal balance of the Note and any and all unpaid and accrued interest thereof representing the total unpaid principal and interest amount of such Note, and requests that the certificates for such shares be issued pursuantly.

Date: June 15, 2015

NOTEHOLDER

By:	/s/ Steven Frye
Steven Frye

ELITE DATA SERVICES, INC.

By:	/s/ Charles Rimlinger
Charles Rimlinger, Chief Executive Officer